Enterprise Financial Services Corp 2019 First Quarter Earnings Webcast

Forward-Looking Statements Some of the information in this report contains “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified with use of terms such as “may,” “might,” “will, “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue” and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations, products and services of the Company and its subsidiaries. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those anticipated by the forward-looking statements or historical performance due to a number of factors, including, but not limited to: our ability to efficiently integrate acquisitions into our operations, retain the customers of these businesses and grow the acquired operations; reputational risks; credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic conditions; risks associated with rapid increases or decreases in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; our ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in regulatory requirements; changes in accounting regulation or standards applicable to banks; and other risks discussed under the caption “Risk Factors” of our most recently filed Form 10-K and in Part II, 1A of our most recently filed Form 10-Q, all of which could cause the Company’s actual results to differ from those set forth in the forward-looking statements. Readers are cautioned not to place undue reliance on our forward-looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission (the “SEC”) which are available on our website at www.enterprisebank.com under "Investor Relations." 2

Financial Scorecard Q1 2019 Compared to Q1 2018 Continued Growth in EPS 26% • Drive Net Interest Income Growth in 13% Dollars with Favorable Loan Growth Trends • Defend Core Net Interest Margin1 5 bps • Maintain High Quality Credit Profile 18 bps NPLs/Loans • Achieve Further Improvement in Core Consistent efficiency Operating Leverage1 ratio Enhance Deposit Levels to Support Growth 29% 1A Non GAAP Measure, Refer to Appendix for Reconciliation 3

2019 Focus • Closing and Integration of the TCC Acquisition • Achieve Organic Loan and Deposit Goals • Continued Incremental Improvement of Our Sales and Operational Processes 4

Total Loan Trends 20% Total Loan Growth* $5,017 In Millions Trinity $682 $4,350 $4,276 $4,267 $4,191 Q1' 18 Q2' 18 Q3' 18 Q4' 18 Q1' 19 *Note: 3% Excluding Acquisition of Trinity 5

Commercial & Industrial Loan Trends 12% C&I Growth* In Millions $2,227 Trinity $2,121 $65 $2,038 $2,033 $1,982 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 *Note: 9% Excluding Acquisition of Trinity 6

Loan Details Q1 ’19 Q4 ’18 QTR Trinity Q1 ’18 LTM In Millions Change Change C&I - General $ 1,129 $ 995 $ 134 $ 65 $ 948 $ 181 CRE, Investor Owned - General 1,183 862 321 305 842 341 CRE, Owner Occupied - General 576 497 79 92 480 96 Enterprise Value Lending1 440 466 (26) — 439 1 Life Insurance Premium Financing1 441 418 23 — 366 75 Residential Real Estate - General 433 305 128 137 338 95 Construction and Land Development 345 311 34 70 297 48 - General Tax Credits1 235 263 (28) — 244 (9) Agriculture1 126 136 (10) — 119 7 Consumer & Other - General 109 97 12 13 118 (9) Total Loans $ 5,017 $ 4,350 $ 667 $ 682 $ 4,191 $ 826 1Specialized categories may include a mix of C&I, CRE, Construction and land development, or Consumer and other loans. 7

Total Loans By Business Unit In Millions Specialized Lending St. Louis Kansas City $2,298 $2,312 $2,273 $719 $730 $877 $965 $979 $685 Q1 '18 Q4 '18 Q1 '19 Q1 '18 Q4 '18 Q1 '19 Q1 '18 Q4 '18 Q1 '19 Arizona New Mexico* $331 $354 $353 $682 Q1 '18 Q4 '18 Q1 '19 Q1 '18 Q4 '18 Q1 '19 * Acquisition of Trinity completed on March 8, 2019. 8

Deposit Trend 25.7% 24.7% 25.2% 24.0% 21.4% In Millions $5,537 Trinity $1,094 $4,588 $4,281 $4,248 $4,210 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Deposits Trinity DDA % u Last Twelve Months Growth Rate = 29%, 4% Excluding Acquisition of Trinity 9

Earnings Per Share Trend - Q1 2019 Changes in EPS $(0.20) $(0.08) $(0.07) $1.02 $0.67 Q4 '18 Merger-Related Change in Other Operating Q1 '19 Expenses Shares/ ETR Results 10

Net Interest Income Trend 3.74% 3.75% 3.74% 3.77% 3.79% In Millions $52.3 $50.6 $48.1 $46.2 $47.0 $51.2 $48.5 $46.8 $47.6 $45.4 13% Core NII Growth Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Core Net Interest Income* Incremental Accretion On Non-core Acquired Assets FTE Core Net Interest Margin* Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 11

Credit Trends for Loans Net Charge-offs Total Loan Growth (2) In Millions 26 bps 23 bps $94 $85 $83 16bps 6 bps (2) bps $(9) $(15) Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Net Provision for Loans Q1 2019 EFSC Peer(1) In Millions $2.3 NPA’s/Assets = 0.24% 0.57% $2.1 $1.9 $1.5 NPL’s/Loans = 0.19% 0.74% ALLL/NPL’s = 448.6% 116.6% $0.4 ALLL/Loans = 0.86% 0.95% Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 (1) Peer median data as of 12/31/2018 (source: S&P Global Market Intelligence) (2) Excludes Trinity 12

Noninterest Income In Millions Fee Income Other Fee Income Detail $10.7 $2.8 $2.8 $0.1 $9.7 $1.0 $0.1 $9.5 $9.2 $0.2 $0.3 $0.1 $2.3 $2.3 $8.4 $0.2 $0.3 $0.3 $2.8 $0.2 $2.8 $2.3 $0.1 $1.4 $1.7 $1.7 $0.1 $0.3 $1.7 $1.8 $1.8 $1.8 $0.2 $1.4 $0.3 $1.5 $0.1 $0.2 $0.2 $0.4 $2.1 $0.2 $2.8 $3.0 $3.0 $2.9 $2.9 $1.4 $1.4 $1.0 $1.0 $2.1 $2.1 $2.0 $2.0 $2.0 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Wealth Management Deposit Services Charge Miscellaneous Swap Fees Card Services Other CDE Mortgage State Tax Credits Non-core Acquired 13

Operating Expenses Trend 54.0% 54.1% 52.4% 52.2% 49.8% In Millions $39.8 $7.3 $30.7 $29.1 $29.2 $29.9 $0.7 $1.3 $19.4 $16.5 $16.6 $16.3 $16.6 $2.4 $2.3 $2.4 $2.4 $2.6 $10.2 $10.3 $10.5 $10.4 $10.5 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Other Occupancy Employee compensation and benefits Merger related expenses/other non-core expenses Core Efficiency Ratio* Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 14

Effective Tax Rate Reconciliation Q1 2019 2018 Q1 2018 Federal Tax Rate 21.00% 21.00% 21.00% State Tax, Net of Federal Benefit 2.42% 2.32% 2.65% Excess Tax Benefits (2.07)% (1.56)% (4.06)% Tax Credit Investments (0.88)% (4.66)% (3.98)% Nondeductible-Merger Expenses 1.29% —% —% Other Tax Adjustments (1.15)% 0.23% (0.31)% Pre-DTA Effective Tax Rate 20.61% 17.33% 15.30% Impact of Tax Law Changes —% (2.64)% —% Ending Effective Tax Rate 20.61% 14.69% 15.30% 15

Positive Momentum in Earnings Per Share $1.02 $0.97 $0.95 $0.90 Five-Year CAGR 17% $0.69 $0.67 $0.67 $0.61 $0.59 $0.56 $0.54 $0.52 $0.50 $0.48 $0.46 $0.43 $0.41 $0.36 $0.32 $0.30 $0.30 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 123% EPS Growth from Q1 2014 to Q1 2019 Note: Q1 2017, Q2 2017, and Q1 2019 included merger related charges. Q4 2017 included the impact of deferred tax asset charges due to tax reform. 16

First Quarter 2019 Earnings Webcast Appendix

Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as net interest margin, efficiency ratios, return on average assets, return on average equity, and the tangible common equity ratio, in this release that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its core net interest margin, core efficiency ratio, return on average assets, return on average equity, and return on average tangible common equity, collectively “core performance measures,” presented in this earnings release and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of non-core acquired loans, which were acquired from the FDIC and previously covered by loss share agreements, and the related income and expenses, the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures include contractual interest on non-core acquired loans, but exclude incremental accretion on these loans. Core performance measures also exclude expenses directly related to non-core acquired loans. Core performance measures also exclude certain other income and expense items, such as merger related expenses, facilities charges, and the gain or loss on sale of investment securities, the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached table, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated. Peer group data consists of median of publicly traded banks with total assets from $2-$10 billion with commercial loans greater than 20% and consumer loans less than 10%. 18

Reconciliation of Non-GAAP Financial Measures For the Quarter ended Mar 31, Dec 31, Sep 30, Jun 30, Mar 31, ($ in thousands, except per share data) 2019 2018 2018 2018 2018 CORE PERFORMANCE MEASURES Net interest income $ 52,343 $ 50,593 $ 48,093 $ 47,048 $ 46,171 Less: Incremental accretion income 1,157 2,109 535 291 766 Core net interest income 51,186 48,484 47,558 46,757 45,405 Total noninterest income 9,230 10,702 8,410 9,693 9,542 Less: Other income from non-core acquired assets 365 10 7 18 1,013 Less: Gain on sale of investment securities — — — — 9 Less: Other non-core income — 26 — 649 — Core noninterest income 8,865 10,666 8,403 9,026 8,520 Total core revenue 60,051 59,150 55,961 55,783 53,925 Total noninterest expense 39,838 30,747 29,922 29,219 29,143 Less: Other expenses related to non-core acquired loans 103 40 12 (229) 14 Less: Facilities disposal — — — 239 — Less: Merger related expenses 7,270 1,271 — — — Less: Non-recurring excise tax — — 682 — — Core noninterest expense 32,465 29,436 29,228 29,209 29,129 Core efficiency ratio 54.06% 49.77% 52.23% 52.36% 54.02% 19

First Quarter 2019 Earnings Webcast Q & A